Specimen Share Certificates for Class A, Class B
                               and Class C Shares

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS EQUITY INCOME FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387755

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Equity Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS EQUITY INCOME FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387680

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Equity Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

 UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
             (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

 [text - centered appx. 10 pt.]
 For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS EQUITY INCOME FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387748

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Equity Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS VALUE FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387516

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Value Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS VALUE FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387490

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Value Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

 UNDER UGMA/UTMA      ___________________
                               (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS VALUE FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387482

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Value Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS GROWTH FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387508

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Growth Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II. BACK OF CERTIFICATE (text reads from top to bottom of 8"x11" portrait dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                     rights of survivorship and not
                     as tenants in common
      [text appearing right side of page across from above text  appx 8 pt.]

   UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                  (Cust)                           (Minor)

   UNDER UGMA/UTMA      ___________________
                              (State)

     [text - centered  appx 8 pt.]
     Additional abbreviations may also be used though not in the above list.

     [text - centered appx. 10 pt.]
     For   Value   Received   ................    hereby
     sell(s), assign(s), and transfer(s) unto


    [text appearing left of page  appx. 8 pt]
    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
             AND PROVIDE CERTIFICATION
                   BY TRANSFEREE
    [graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right  3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

 [aligned left of lines 9-11
 graphic box containing text  appx. 8 pt.]
 Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS GROWTH FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387672

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Growth Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II. BACK OF CERTIFICATE (text reads from top to bottom of 8"x11" portrait dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

 UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
             (Cust)                           (Minor)

  UNDER UGMA/UTMA      ___________________
                                (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


  [text appearing left of page  appx. 8 pt]
  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
           AND PROVIDE CERTIFICATION
                 BY TRANSFEREE
  [graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


 [single line of text alinged left  appx. 10 pt. bold]
 PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS GROWTH FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387607

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Growth Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
                        [text appearing right side of page across from above
                         text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right  3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS TARGET FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387821

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Target Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
                        [text appearing right side of page across from above
                         text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

--------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS TARGET FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387664

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Target Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS TARGET FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387813

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Target Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to
                      right]                       Treasurer


II. BACK OF CERTIFICATE (text reads from top to bottom of 8"x11" portrait dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS DISCOVERY FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387540

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Discovery Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

 UNDER UGMA/UTMA      ___________________
                               (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS DISCOVERY FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387532

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Discovery Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS DISCOVERY FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387524

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Discovery Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS OPPORTUNITY FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387300

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Opportunity Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

 UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
             (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO

[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS OPPORTUNITY FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387656

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Opportunity Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

 UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
             (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

 [text - centered appx. 10 pt.]
 For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


 [text appearing left of page  appx. 8 pt]
 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
          AND PROVIDE CERTIFICATION
                BY TRANSFEREE
 [graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS OPPORTUNITY FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387409

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Opportunity Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above  text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS INNOVATION FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387730

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Innovation Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS INNOVATION FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387649

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Innovation Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS INNOVATION FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387722

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Innovation Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS INTERNATIONAL FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387847

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors International Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS INTERNATIONAL FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387631

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors International Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

--------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS INTERNATIONAL FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387839

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors International Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS PRECIOUS METALS FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387771

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Precious Metals Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS PRECIOUS METALS FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387623

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Precious Metals Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS PRECIOUS METALS FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387763

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Precious Metals Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS GLOBAL INCOME FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387474

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Global Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS GLOBAL INCOME FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387466

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Global Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

 UNDER UGMA/UTMA      ___________________
                               (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS GLOBAL INCOME FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387458

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Global Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS HIGH INCOME FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387102

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors High Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS HIGH INCOME FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387615

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors High Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO



[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS HIGH INCOME FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387201

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors High Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change



[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS TOTAL RETURN INCOME FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387714

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Total Return Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS TOTAL RETURN INCOME FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387599

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Total Return Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS TOTAL RETURN INCOME FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387698

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Total Return Income Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS TAX EXEMPT FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387862

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Tax Exempt Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                               (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

--------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS TAX EXEMPT FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387581

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Tax Exempt Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                           (Minor)
UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS TAX EXEMPT FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387854

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Tax Exempt Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS U.S. GOVERNMENT FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387888

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors U.S. Government Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS U.S. GOVERNMENT FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387573

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors U.S. Government Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS U.S. GOVERNMENT FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387870

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors U.S. Government Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS SHORT-INTERMEDIATE FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387797

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Short-Intermediate Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS SHORT-INTERMEDIATE FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387565

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Short-Intermediate Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS SHORT-INTERMEDIATE FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387789

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Short-Intermediate Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-------------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS MONEY MARKET FUND CLASS A SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS A SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS A SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387706

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class A Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Money Market Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

 UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
             (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

-----------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS MONEY MARKET FUND CLASS B SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS B SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS B SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387557

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class B Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Money Market Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
---------------------------------------------------------------------
      (Please print or type name and address of assignee)
[line 2: no text under line]
---------------------------------------------------------------------
[line 3: no text under line]
---------------------------------------------------------------------
[line 4: with text centered under line
---------------------------------------------------------------------
Class B Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
---------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

---------------------------------------------------------------------------
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

PIMCO ADVISORS FUNDS
Description of Share Certificate for:
PIMCO ADVISORS MONEY MARKET FUND CLASS C SHARES

Class Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner)- box with heading:NUMBER [of shares]
      (upper center) - heading: CLASS C SHARES
      (upper right corner)- heading:  CP - [number]
      (directly below upper right
       corner heading:- box with heading: SHARES [amt. of shares]

   (centered below boxes)
      line 1: single line heading: [appx. 8 pt.]
        ESTABLISHED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS line 2: single line heading: [appx. 18pt.]
        PIMCO ADVISORS FUNDS
      line 3: single line heading:  [appx. 18pt.]
        CLASS C SHARES
      line 4: single line heading:  [appx. 8 pt]
        PAR VALUE $.00001 PER SHARE

      (at left)  single line heading:  [appx. 11 pt.]
           THIS IS TO CERTIFY THAT
      (at right)two line heading:  [appx. 10 pt.]
           SEE REVERSE FOR
           CERTAIN DEFINITIONS
      (at right directly below two line heading - box with content)
           CUSIP 693387805

      (at left appx half way down width of cert. - single line heading)
           is the owner of
      (at right appx half way down width of cert. - single line heading)
           Class C Shares

      (centered - text appx. 11pt)
               of benficial interest in PIMCO Advisors Funds - PIMCO Advisors Money Market Fund, par value $.00001 per share, fully paid and nonassessable, which shares have been issued and are held under and subject to terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated September 11, 1990, of PIMCO Advisors Funds, and all amendments thereto, heretofore or hereafter made, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. [indent] No transfer hereof will be of any effect as regards the Trustees of PIMCO Advisors Funds until this certificate, properly endorsed or assigned, has been surrendered and the transfer recorded upon the books of said Trustees. [indent] This certificate is executed on behalf of the Trustees as Trustees and not individually and the obligations hereof are not binding only upon the assets and property of the Fund. [indent] IN WITNESS WHEREOF the Trustees under said Agreement and Declaration of Trust have caused the following facsimile signatures to be affixed to this certificate and a facsimile of their common seal to be hereto affixed by the Transfer Agent.

   (at right of text, printed vertically)
               line 1: [appx 8 pt. bold]
                 Countersigned
               line 2: [indented under line 1  appx 8 pt.]
                 SHAREHOLDER SERVICES INC.
               line 3: [indented under line 2  appx 8 pt. bold]
                 Denver (Colo.) [space] Transfer Agent
               line 4: [to left aligned under line 1  appx. 8 pt.]
                 By:
               line 5: [spaced from line 4  indented under line 3  appx. 8 pt.]
                 Authorized Signature

      (bottom left of certificate)
                   1-1/2" diameter facsimile seal
                    (top of seal: semicircle)
                       PIMCO ADVISORS FUNDS
                   (center of seal - two line text)
                       1983
                       MASSACHUSETTS

       (bottom right - across from seal)
                    [text  appx. 11 pt. bold]
                      Dated:
                    [spaced from text - signature line with text below line to right] President FOR THE TRUSTEES
                    [spaced from text - signature line with text below line to right] Treasurer


II.   BACK OF CERTIFICATE (text reads from top to bottom of 8"x11"   portrait
      dimension)

[text  appx. 8 pt.]
[indented] The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

[text appearing left side of page indented under above paragraph appx 8 pt.] TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                        rights of survivorship and not
                        as tenants in common
[text appearing right side of page across from above text  appx 8 pt.]

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
            (Cust)                           (Minor)

UNDER UGMA/UTMA      ___________________
                              (State)

[text - centered  appx 8 pt.]
Additional abbreviations may also be used though not in the above list.

[text - centered appx. 10 pt.]
For   Value   Received   ................    hereby
sell(s), assign(s), and transfer(s) unto


[text appearing left of page  appx. 8 pt]
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
         AND PROVIDE CERTIFICATION
               BY TRANSFEREE
[graphic: box for identifying number]

PAGE 2  Back of certificate continued.


[Directly below graphic box:  double spaced]
[line 1: with text centered under line]
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      (Please print or type name and address of assignee)
[line 2: no text under line]
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[line 3: no text under line]
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[line 4: with text centered under line
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Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint [line 5: with text centered under line
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Attorney to transfer  the said shares on the books of the within  named Fund with full power of  substitution  in the premises.
[line 6: aligned left - text and line appx. 10 pt.] Dated____________________________
[line 7: aligned right - text and line appx. 10 pt.] Signed__________________________
[line 8: aligned right  centered text under line  appx. 8 pt.]
--------------------------------
(Both must sign if joint owners)
[line 9, 10 and 11: aligned right 3 lines of text right of lines with centered text]
                                    Signature(s) __________________________
                                    guaranteed     Name of Guarantor
                                    by:            _____________________________
                                                      Signature of Officer/Title

[aligned left of lines 9-11
graphic box containing text  appx. 8 pt.]
Signatures must be guaranteed by a financial institution of the type described in the prospectus of the Fund.

[aligned right of lines 4-8 printed vertically  appx. 8 pt.]
NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon face of the certificate in every particular without alteration or enlargement or any change whatever.


[single line of text alinged left  appx. 10 pt. bold]
PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:
[directly below text above aligned left  appx. 18 pt. bold]
                                    P I M C O

[Watermark  in five rows  vertically  across page:  PIMCO PIMCO
PIMCO


[bottom of  certificate:  line with text  centered  under appx.
16 pt.]

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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY